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                                                         EXHIBIT 21
                                               SUBSIDIARIES OF THE REGISTRANT
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                  NAME OF ENTITY                             STATE OF
                                                           INCORPORATION
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
Ingenix, Inc.                                                 Delaware
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Ingenix Pharmaceutical Services, Inc.                         Delaware
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Worldwide Clinical Trials, Inc.                               California
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UnitedHealthcare International, Inc.                          Delaware
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UnitedHealth Group Finance Company, Inc.                      Delaware
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United HealthCare Services, Inc.                              Minnesota
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Dental Benefit Providers, Inc.                                Delaware
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Dental Benefit Providers of California, Inc.                  California
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Dental Benefit Providers of Illinois, Inc.                    Illinois
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Dental Benefit Providers of New Jersey, Inc.                  New Jersey
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Dental Insurance Company of America, Inc.                     Maryland
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Dental Insurance Company of America                           New York
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Ovations, Inc.                                                Delaware
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The Ovations Press, Inc.                                      Delaware
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Lifemark Corporation                                          Delaware
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Arizona Health Concepts, Inc.                                 Arizona
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Lifemark at Home, Inc.                                        Arizona
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Lifemark Care Connection, Inc.                                Delaware
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Lifemark Care Management, Inc.                                Delaware
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Lifemark Government Services, LLC                             Indiana
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Lifemark Healthplans of Delaware, Inc.                        Delaware
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Lifemark New York, Inc.                                       Delaware
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Lifemark at Home New York, Inc.                               New York
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Lifemark Health Plan of Texas, LLC                            Texas
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Lifemark of Texas, Inc.                                       Texas
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MCS HP New York, LLC                                          New York
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Ventana Health Systems, Inc.                                  Arizona
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Specialized Care Services, Inc.                               Delaware
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Coordinated Vision Care, Inc.                                 Delaware
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National Benefit Resources, Inc.                              Minnesota
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Optum Group, LLC                                              Delaware
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Specialty Resource Services, Inc.                             Delaware
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United Resource Networks, Inc.                                Delaware
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Unimerica, Inc.                                               Delaware
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United HealthCare Insurance Company                           Connecticut
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Clarite, LLC                                                  Delaware
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MetraHealth Care Management Corporation                       Delaware
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The MetraHealth Employee Benefits Company, Inc.               Connecticut
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United HealthCare Insurance Company of Illinois               Illinois
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United HealthCare Insurance Company of New York               New York
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United HealthCare Insurance Company of Ohio                   Ohio
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Uniprise, Inc.                                                Delaware
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United HealthCare Service Corp.                               New York
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                  NAME OF ENTITY                             STATE OF
                                                           INCORPORATION
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
United Behavioral Health                                      California
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U.S. Behavioral Health Plan, California
(Knox Keene)                                                  California
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Behavioral Health Administrators                              California
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United Behavioral Health of New York, I.P.A., Inc.            New York
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Working Solutions, Inc.                                       Oregon
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UnitedHealth Capital, LLC                                     Delaware
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UnitedHealth Networks, Inc.                                   Delaware
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UnitedHealthcare, Inc.                                        Delaware
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United HealthCare of Alabama, Inc.                            Alabama
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United HealthCare of Arizona, Inc.                            Arizona
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United HealthCare of Arkansas, Inc.                           Arkansas
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United HealthCare of California, Inc.                         California
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United HealthCare of Colorado, Inc.                           Colorado
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United HealthCare of Florida, Inc.                            Florida
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United HealthCare of Georgia, Inc.                            Georgia
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United HealthCare of Illinois, Inc.                           Delaware
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United HealthCare of Kentucky, Ltd.                           Kentucky
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United HealthCare of Louisiana, Inc.                          Louisiana
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United HealthCare of Mississippi, Inc.                        Mississippi
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United HealthCare of Nevada, Inc.                             Nevada
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United HealthCare of New England, Inc.                        Rhode Island
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UnitedHealthcare of New Jersey, Inc.                          New Jersey
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UnitedHealthcare of New York, Inc.                            New York
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UnitedHealthcare of North Carolina, Inc.                      North Carolina
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United HealthCare of Ohio, Inc.                               Ohio
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United HealthCare of Oregon, Inc.                             Oregon
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United HealthCare of Tennessee, Inc.                          Tennessee
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United HealthCare of Texas, Inc.                              Texas
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United HealthCare of Utah                                     Utah
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United HealthCare of Virginia, Inc.                           Virginia
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United HealthCare of Washington, Inc.                         Washington
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UnitedHealthcare of Wisconsin, Inc.                           Wisconsin
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United HealthCare of the Mid-Atlantic, Inc.                   Maryland
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United HealthCare of the Midlands Network, Inc.               Nebraska
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United HealthCare of the Midlands, Inc.                       Nebraska
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United HealthCare of the Midwest, Inc.                        Missouri
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UnitedHealthCare Plans of Puerto Rico, Inc.                   Puerto Rico
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